SIXTH AMENDMENT TO THE
GPI SAVINGS PLAN
(As Amended and Restated Effective January 1, 2015)

WHEREAS, Graphic Packaging International, Inc. (the “Company”) maintains for the benefit of its employees the GPI Savings Plan (the “Plan”); and

WHEREAS, Section 13.1 of the Plan authorizes the Board of Directors of Graphic Packaging Holding Company (the “Board”) to amend the Plan at any time; and

WHEREAS, the Board has delegated to the Retirement Committee of Graphic Packaging International, Inc. (the “Retirement Committee”) the responsibility to make certain amendments to the Plan; and

WHEREAS, the Company has agreed to acquire the assets (the “Transaction”) of Carton Craft Corporation and Lithocraft, Inc. (“the Targets”); and

WHEREAS, in connection with the Transaction, employees of the Targets will become employees of the Company effective as of the closing date of the Transaction (the “Closing Date”); and

WHEREAS, the Retirement Committee deems it desirable to amend the Plan to recognize employees’ service with the Targets for purposes of the Plan.

NOW, THEREFORE, BE IT RESOLVED, that, effective as of the Closing Date, the Plan is hereby amended as follows:

1.Subsection 1.101 of the Plan is amended by adding the following sentence to the end thereof:

“An Employee’s period of service with Carton Craft Corporation or Lithocraft, Inc., to the extent not otherwise counted hereunder, will be taken into account in determining his Year of Eligibility Service, provided that such Employee was employed by Carton Craft Corporation or Lithocraft, Inc. as of the close of business on the date immediately preceding the closing date of the acquisition of the assets of Carton Craft Corporation and Lithocraft, Inc. by the Controlling Company.”

2.Subsection 1.102(d) of the Plan is amended by adding the following sentence to the end thereof:

“An Employee’s periods of employment with Carton Craft Corporation or Lithocraft, Inc. will be taken into account in determining his Years of Vesting Service, provided that such Employee was employed by Carton Craft Corporation or Lithocraft, Inc. as of the close of business on the date immediately preceding the closing date of the acquisition of the assets of Carton Craft Corporation and Lithocraft, Inc. by the Controlling Company.”

BE IT FURTHER RESOLVED, that the Retirement Committee has approved this Sixth Amendment to the GPI Savings Plan this 27th day of June, 2017.

GRAPHIC PACKAGING INTERNATIONAL, INC. RETIREMENT COMMITTEE MEMBERS

By:         /s/ Brad Ankerholz
Brad Ankerholz

By:         /s/ Carla J. Chaney
Carla J. Chaney

By:         /s/ Debbie Frank
Debbie Frank

By:         /s/ Stephen R. Scherger
Stephen R. Scherger

By:         /s/ Brian A. Wilson
Brian A. Wilson